                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 6, 2000

                           Merrill Lynch & Co., Inc.
                           -------------------------
            (Exact name of Registrant as specified in its charter)


         Delaware                  1-7182                     13-2740599
--------------------------------------------------------------------------------
      (State or other           (Commission             (I.R.S. Employer
      jurisdiction of           File Number)           Identification No.)
      incorporation)

4 World Financial Center, New York, New York     10080
---------------------------------------------------------

   (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------

________________________________________________________________________________
        (Former name or former address, if changed since last report.)
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Item 5.  Other Events
-------  ------------

     Exhibits are filed herewith in connection with the Registration Statements on Form S-3 (File Nos. 333-68747 and 333-38792) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and The Chase Manhattan Bank (as so amended, the "Indenture"). The Company will issue $28,000,000 aggregate principal amount of Callable Market Index Target-Term Securities(R) due October 5, 2007 based upon Semiconductor HOLDRS(SM) under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

                         EXHIBITS

         (4) Instruments defining the rights of security holders, including indentures.

                         Form of Merrill Lynch & Co., Inc.'s Callable Market Index Target-Term Securities(R) due October 5, 2007 based upon Semiconductor HOLDRS(SM).

         (5) & (23)      Opinion re: legality; consent of counsel.

                         Opinion of Brown & Wood LLP relating to the Callable Market Index Target-Term Securities(R) due October 5, 2007 based upon Semiconductor HOLDRS(SM) (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statements relating to such Securities).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                    MERRILL LYNCH & CO., INC.
                                    -------------------------
                                           (Registrant)

                                    By: /s/ John C. Stomber
                                       ------------------------
                                            John C. Stomber
                                        Senior Vice President
                                                 and
                                              Treasurer

Date:  October 6, 2000

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549





                           MERRILL LYNCH & CO., INC.



                         EXHIBITS TO CURRENT REPORT ON
                        FORM 8-K DATED OCTOBER 6_, 2000

                                                   Commission File Number 1-7182

                                 Exhibit Index

Exhibit No.    Description                                               Page
-----------    -----------                                               ----

(4) Instruments defining the rights of security holders, including indentures.

                    Form of Merrill Lynch & Co., Inc.'s Callable
                    Market Index Target-Term Securities(R) due October 5, 2007 based upon Semiconductor HOLDRS(SM).

(5) & (23)     Opinion re:  legality; consent of counsel.

                    Opinion of Brown & Wood LLP relating to the
                    Callable Market Index Target-Term Securities(R) due October 5, 2007 based upon Semiconductor HOLDRS(SM) (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statements relating to such Securities).